UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 11, 2019

Newmont Mining Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 11, 2019, in connection with the business combination whereby Newmont Mining Corporation (“Newmont” or the “Company”) will acquire all of the issued and outstanding common shares of Goldcorp Inc. (“Goldcorp”) and Goldcorp will become a wholly-owned subsidiary of Newmont (the “proposed Newmont Goldcorp transaction”), pursuant to the arrangement agreement dated January 14, 2019, entered into between Goldcorp and Newmont as amended on February 19, 2019 (the “arrangement agreement”), Goldcorp acknowledged that, notwithstanding anything in the arrangement agreement to the contrary (including, without limitation, Section 2.17(a)), Newmont will fulfill the covenant in Section 2.17(a) of the arrangement agreement, requiring that, as of consummation of the proposed Newmont Goldcorp transaction, two-thirds of the members of the combined company’s board of directors (the “Newmont Goldcorp Board”) be existing members of the Newmont board of directors and one-third of the members of the Newmont Goldcorp Board be existing members of the Goldcorp Board of directors, by electing five former members of the Goldcorp Board to the Newmont Goldcorp Board following Newmont’s 2019 annual shareholder meeting by June 30, 2019.

On April 12, 2019, Newmont announced that the Minister of Innovation, Science and Economic Development Canada cleared Newmont and Goldcorp to proceed with the proposed Newmont Goldcorp transaction.  With this approval, Newmont and Goldcorp can now move forward with closing the transaction and expect to close the transaction on or about April 18, 2019.

Following transaction close, the combined Newmont Goldcorp expects to continue trading on the New York Stock Exchange with the ticker ‘NEM’ and will begin trading on the Toronto Stock Exchange with the ticker ‘NGT’. Goldcorp’s common shares are expected to be delisted from the exchanges.

The Company issued a press release announcing the approval on the same day.  A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this Current Report on Form 8-K may include, without limitation: statements relating to Newmont’s planned acquisition of Goldcorp and the expected terms, timing and closing of the proposed Newmont Goldcorp transaction, including satisfaction of customary closing conditions. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the risk associated with the timing of the closing of the proposed Newmont Goldcorp transaction, including the risk that the conditions to the proposed Newmont Goldcorp transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed Newmont Goldcorp transaction is not obtained or is obtained subject to conditions that are not anticipated. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Goldcorp outside of this Current Report on Form 8-K. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Newmont outside of this Current Report on Form 8-K. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Mining Corporation

Date: April 15, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary